UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 18, 2006
JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5805 (Commission File Number)	13-2624428 (IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-23.1: CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1: BUSINESS, SELECTED FINANCIAL DATA, MANAGEMENTS DISCUSSION AND ANALYSIS
EX-99.2: MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

Item 8.01 Other Events
On August 9, 2006, and August 3, 2006, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) filed with the U.S. Securities and Exchange Commission (the “SEC”), respectively, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (the “June 2006 10-Q”) and its Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2006 (the “March 2006 10-Q/A”). In its June 2006 10-Q JPMorgan Chase presented the results of operations of certain portions of the Firm’s corporate trust business as discontinued operations. Further, in its March 2006 10-Q/A the Firm modified certain of its financial disclosures to reflect more closely the manner in which the Firm’s business segments are managed and to provide improved comparability with competitors.
JPMorgan Chase is filing this Current Report on Form 8-K (this “Form 8-K”) to update certain financial information included in the Firm’s Annual Report on Form 10-K/A for the year ended December 31, 2005, dated August 3, 2006 (the “2005 10-K/A”), and its March 2006 10-Q/A. These updates relate to discontinued operations that have resulted from the classification of portions of the corporate trust business as “held for sale” in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (i.e., “SFAS 144”), and business segment changes in accordance with Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information,” (“SFAS 131”). The SEC requires that the previously issued financial statements for each of the three years presented in the 2005 10-K/A and for the quarterly periods ended March 31, 2006 and 2005, presented in the March 2006 10-Q/A, be revised to reflect the provisions of SFAS 144 and SFAS 131 if those financial statements are incorporated by reference in subsequent filings with the SEC that are made under the Securities Act of 1933, as amended. These requirements apply even if the applicable financial statements relate to periods prior to the announcement of the aforementioned reporting changes. The revision of the previously issued financial statements does not affect the Firm’s reported net income, net income per share, total assets or regulatory capital for any of the previously reported periods.
Discontinued Operations
As previously reported, on April 8, 2006, JPMorgan Chase announced an agreement to acquire The Bank of New York Company’s (“The Bank of New York”) consumer, small-business and middle-market banking businesses in exchange for certain portions of the Firm’s corporate trust business. The financial information included in Exhibits 99.1 and 99.2 of this Form 8-K has been revised from how this information was previously presented in the 2005 10-K/A and March 2006 10-Q/A, respectively, to reflect the reclassification of these corporate trust businesses as discontinued operations for all periods presented.
Business Segment Changes
Currently, there are six major reportable business segments: the Investment Bank (“the IB”), Retail Financial Services, Card Services, Commercial Banking (“CB”), Treasury & Securities Services (“TSS”) and Asset & Wealth Management, as well as a Corporate segment. As discussed in the March 2006 10-Q/A, effective January 1, 2006, JPMorgan Chase modified certain of its financial disclosures to reflect more closely the manner in which the Firm’s business segments are managed and to provide improved comparability with competitors. Among these changes were “client transfers,” which reflected the transfer of various wholesale banking clients, together with the related revenue and expense, among CB, the IB and TSS. The financial information included in Exhibits 99.1 and 99.2 of this Form 8-K has been revised from how this information was previously presented in the 2005 10-K/A and March 2006 10-Q/A, respectively, to reflect the client transfers retroactive to January 1, 2005. The financial information for periods prior to January 1, 2005, was not revised as the Firm has determined it was not practical to reflect those client transfers in the earlier periods.

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The information in Exhibits 99.1 and 99.2 of this Form 8-K continue to speak as of the date of JPMorgan Chase’s original filing on March 9, 2006, and May 8, 2006, respectively, of its Annual Report on Form 10-K for the year ended December 31, 2005, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. The Firm has not updated its disclosure except as referenced above.
The Exhibits provided with this Form 8-K shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of independent registered public accounting firm.

99.1	Business, Selected financial data, Management’s discussion and analysis of financial condition and results of operations and the audited Consolidated financial statements, together with the Notes thereto, revised to reflect the discontinued operations and business segment changes, for the years ended December 31, 2005, 2004 and 2003 (which replaces and supersedes Part I, Item 1, Part II, Item 6, Item 7 and Item 8, respectively, of the 2005 10-K/A filed with the SEC on August 3, 2006), and the Report of independent registered public accounting firm dated February 24, 2006, August 3, 2006 and September 15, 2006.

99.2	Management’s discussion and analysis of financial condition and results of operations and the unaudited Consolidated financial statements, together with the Notes thereto, revised to reflect the discontinued operations and business segment changes, for the quarterly periods ended March 31, 2006 and 2005 (which replaces and supersedes Part I, Item 1 and Item 2, respectively, of the March 2006 10-Q/A filed with the SEC on August 3, 2006).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Joseph L. Sclafani
Joseph L. Sclafani

Executive Vice President and Controller [Principal Accounting Officer]
Dated: September 18, 2006

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